UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

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Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 23, 2013

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

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North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 25, 2013, BB&T Corporation, a North Carolina corporation (the “Corporation” or “BB&T”), filed Amended and Restated Articles of Incorporation to change the dividend payment dates of its Series D Non-Cumulative Perpetual Preferred Stock (the “Series D Preferred Stock”), Series E Non-Cumulative Perpetual Preferred Stock (the “Series E Preferred Stock”) and Series F Non-Cumulative Perpetual Preferred Stock (the “Series F Preferred Stock” and collectively with the Series D and Series E Preferred Stock, the “Preferred Stock”) to conform with the payment date of its Common Stock dividends and conform the record dates on each series of Preferred Stock. A copy of the Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3(i) and is incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders

Annual Meeting

BB&T held its Annual Meeting of Shareholders on April 23, 2013, to consider and vote on the matters listed below. A total of 576,980,904 of the Corporation’s shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 82.44% of the Corporation’s 699,896,508 shares of Common Stock that were outstanding and entitled to vote at the Annual Meeting.

Proposal 1: Election of Directors

Each of the individuals named below was elected to serve as a director of the Corporation for a one-year term expiring at the 2014 Annual Meeting of Shareholders:

Name	Votes FOR	Votes WITHHELD
John A. Allison IV	457,606,179	19,210,261
Jennifer S. Banner	466,507,811	10,308,629
K. David Boyer, Jr.	466,228,489	10,587,951
Anna R. Cablik	401,952,649	74,863,791
Ronald E. Deal	407,109,474	69,706,966
James A. Faulkner	456,222,309	20,594,131
I. Patricia Henry	466,057,655	10,758,784
John P. Howe III, M.D.	452,260,466	24,555,974
Eric C. Kendrick	462,189,080	14,627,359
Kelly S. King	452,971,857	23,844,582
Louis B. Lynn	466,066,391	10,750,048
Edward C. Milligan	281,318,034	195,498,405
Charles A. Patton	459,416,179	17,400,260
Nido R. Qubein	406,936,136	69,880,304
Tollie W. Rich, Jr.	460,023,736	16,792,703
Thomas E. Skains	465,388,486	11,427,953
Thomas N. Thompson	465,777,197	11,039,242
Edwin H. Welch, Ph.D.	452,852,808	23,963,631
Stephen T. Williams	401,885,875	74,930,564

There were 100,154,234 broker non-votes for each director on this proposal.

Proposal 2: Ratification of Auditors

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2013.

Votes FOR	Votes AGAINST	Abstentions
566,454,436	6,904,614	3,618,384

There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote Regarding BB&T’s Overall Pay-For-Performance Executive Compensation Program

Shareholders approved BB&T’s overall pay-for-performance executive compensation program, as described in the Corporation’s annual proxy statement.

Votes FOR	Votes AGAINST	Abstentions
431,168,952	37,131,442	8,526,275

There were 100,154,234 broker non-votes for this proposal.

Proposal 4: Shareholder proposal regarding BB&T’s political contributions and related policies and procedures

Shareholders supported the Board of Directors’ recommendation, rejecting a shareholder proposal requesting reports with respect to BB&T’s political contributions and related policies and procedures.

Votes FOR	Votes AGAINST	Abstentions
186,929,359	261,647,967	28,232,284

There were 100,154,234 broker non-votes for this proposal.

Proposal 5: Shareholder proposal regarding majority voting in director elections

Shareholders approved the shareholder proposal requesting that the Board of Directors initiate the appropriate process to amend the Corporation’s articles of incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections.

Votes FOR	Votes AGAINST	Abstentions
247,168,434	222,923,413	6,734,822

There were 100,154,234 broker non-votes for this proposal.

Special Meeting

On April 23, 2013 BB&T also held a Special Meeting of shareholders to consider and vote on the matters listed below. A total of 509,397,839 of the Corporation’s shares of Common Stock were present or represented by proxy at the meeting, representing approximately 72.64% of the Corporation’s 701,250,098 shares of Common Stock that were outstanding and entitled to vote at the Special Meeting. A total of 23,000,000 depositary shares, representing shares of the Corporation’s Series D Preferred Stock were present or represented by proxy at the meeting, representing approximately 100% of the Series D Preferred Stock that were outstanding and entitled to vote at the Special Meeting. A total of 45,984,000 depositary shares, representing shares of the Corporation’s Series E Preferred Stock were present or represented by proxy at the meeting, representing approximately 100% of the Series E Preferred Stock that were outstanding and entitled to vote at the Special Meeting. A total of 18,000,000 depositary shares, representing shares of the Corporation’s Series F Preferred Stock, were present or represented by proxy at the meeting, representing approximately 100% of the Series F Preferred Stock that were outstanding and entitled to vote at the Special Meeting.

Proposal 1: Amendments to the Restated Articles of Incorporation

Shareholders approved amendments to the articles of incorporation of BB&T to change the payment dates of its Preferred Stock dividends to conform with the payment date of its Common Stock dividends and conform the Preferred Stock record dates.

Common Shares:

Votes FOR	Votes AGAINST	Abstentions
503,801,060	2,114,986	3,481,792

Preferred Shares:

Votes FOR	Votes AGAINST	Abstentions
85,699,420	801,035	483,545

There were no broker non-votes for this proposal.

Proposal 2: Adjournment of the Special Meeting

Shareholders approved the adjournment of the Special Meeting for any reason.

Common Shares:

Votes FOR	Votes AGAINST	Abstentions
457,221,333	47,303,942	4,871,445

Preferred Shares:

Votes FOR	Votes AGAINST	Abstentions
82,638,448	3,486,610	858,942

There were no broker non-votes for this proposal.

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

3(i)	Amended and Restated Articles of Incorporation of BB&T Corporation, effective April 25, 2013.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 26, 2013